SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

November 18, 2003

(Date of earliest event reported)

Digital Generation Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039

(Address of principal executive offices)

(972) 581-2000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

99.1	Digital Generation Systems, Inc. Press Release issued November 18, 2003

Item 9. Regulation FD Disclosure

On November 18, 2003, Digital Generation Systems, Inc. issued a news release announcing the resignation of Matthew E. Devine, its current Chief Executive Officer and President, and the appointment of Scott K. Ginsburg, the current Chairman of the Board of Directors, as the new Chief Executive Officer and President. A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION SYSTEMS, INC.

Dated: November 19, 2003	By:	/s/ Omar A. Choucair

Omar A. Choucair Chief Financial Officer